UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013

OASIS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 16, 2013, Oasis Petroleum Inc. (the “Company”) received an audit letter from DeGolyer and MacNaughton, independent reserve engineers, providing estimates of the Company’s oil and natural gas reserves as of June 30, 2013. On September 3, 2013, the Company received a reserve report from DeGolyer and MacNaughton providing estimates as of June 30, 2013 of certain oil and natural gas reserves to be acquired in the West Williston pursuant to the purchase and sale agreement dated September 4, 2013. The audit letter and the reserve report are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of DeGolyer and MacNaughton.

99.1	Audit letter of DeGolyer and MacNaughton, dated August 16, 2013.

99.2	Reserve report of DeGolyer and MacNaughton, dated September 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC.
(Registrant)

By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

Date: September 10, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23.1	Consent of DeGolyer and MacNaughton.

99.1	Audit letter of DeGolyer and MacNaughton, dated August 16, 2013.

99.2	Reserve report of DeGolyer and MacNaughton, dated September 3, 2013.